           THE MONEY STORE RESIDENTIAL LOAN NOTES         Record Date:  07/31/00
                        SERIES 1998-I               Determination Date: 08/10/00
              STATEMENT TO CERTIFICATEHOLDER         Distribution Date: 08/15/00

[FIRST UNION LOGO]

==================================================================================================================================
                                    ORIGINAL        BEGINNING                               CURRENT                     ENDING
                     CERTIFICATE   CERTIFICATE     CERTIFICATE                              REALIZED      TOTAL       CERTIFICATE
  CLASS     CUSIP       RATE         BALANCE         BALANCE      INTEREST     PRINCIPAL      LOSS    DISTRIBUTION      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
   A-1    60935FAP5   6.40500%    54,493,000.00       0.00          0.00          0.00        0.00        0.00             0.00
 Factors                                                         0.00000000    0.00000000              0.00000000       0.00000000
   per
Thousand
----------------------------------------------------------------------------------------------------------------------------------
   A-2    60935FAQ3   6.20000%    19,745,000.00       0.00          0.00          0.00        0.00        0.00             0.00
 Factors                                                         0.00000000    0.00000000              0.00000000       0.00000000
   per
Thousand
----------------------------------------------------------------------------------------------------------------------------------
   A-3    60935FAR1   6.21500%    29,277,000.00   14,428,347.41   74,726.82   2,564,134.96    0.00    2,638,861.78   11,864,212.45
 Factors                                                         2.55240701    87.58188885             90.13429586    405.24003313
   per
Thousand
----------------------------------------------------------------------------------------------------------------------------------
   A-4    60935FAS9   6.51500%    23,496,000.00   23,496,000.00  127,563.70       0.00        0.00      127,563.70   23,496,000.00
 Factors                                                         5.42916667    0.00000000               5.42916667   1000.00000000
   per
Thousand
----------------------------------------------------------------------------------------------------------------------------------
   A-5    60935FAT7   7.17000%    17,989,000.00   17,989,000.00  107,484.28       0.00        0.00      107,484.28   17,989,000.00
 Factors                                                         5.97500028    0.00000000               5.97500028   1000.00000000
   per
Thousand
----------------------------------------------------------------------------------------------------------------------------------
    B     60935FAW0   8.40000%    13,500,000.00   13,500,000.00   94,500.00       0.00        0.00       94,500.00   13,500,000.00
 Factors                                                         7.00000000    0.00000000               7.00000000   1000.00000000
   per
Thousand
----------------------------------------------------------------------------------------------------------------------------------
   M-1    60935FAU4   7.27000%    22,500,000.00   22,500,000.00  136,312.50       0.00        0.00      136,312.50   22,500,000.00
 Factors                                                         6.05833333    0.00000000               6.05833333   1000.00000000
   per
Thousand
----------------------------------------------------------------------------------------------------------------------------------
   M-2    60935FAV2   7.49500%    19,000,000.00   19,000,000.00  118,670.83       0.00        0.00      118,670.83   19,000,000.00
 Factors                                                         6.24583316    0.00000000               6.24583316   1000.00000000
   per
Thousand
----------------------------------------------------------------------------------------------------------------------------------
   POOL I                        200,000,000.00  110,913,347.41  659,258.13   2,546,134.96    0.00    3,223,393.09  108,349,212.45
   TOTALS                                                        3.29629065   12.82067480              16.11696545    541.74606225
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
    GP       n/a      0.00000%        0.00               0.00       0.00          0.00        0.00        0.00           0.00
 Factors
   per
Thousand
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
    TOTALS                       200,000,000.00  110,913,347.41  659,258.13   2,546,134.96    0.00    3,223,393.09  108,349,212.45
==================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
STRUCTURED FINANCE TRUST SERVICES                                 VICE PRESIDENT
401 SOUTH TRYON STREET, 12TH FLOOR                           PHONE: 704-383-9568
CHARLOTTE, NORTH CAROLINA  28288-1179                          FAX: 704-383-6039

           THE MONEY STORE RESIDENTIAL LOAN NOTES         Record Date:  07/31/00
                        SERIES 1998-I               Determination Date: 08/10/00
              STATEMENT TO CERTIFICATEHOLDER         Distribution Date: 08/15/00

[FIRST UNION LOGO]

==================================================================================================================================


                                                    CERTIFICATE INFORMATION
                                                    -----------------------

                                                  Current Interest      Carry Forward
                                                    Requirement             Amount
                                   A-1                  0.00                 0.00
                                   A-2                  0.00                 0.00
                                   A-3                74,726.82              0.00
                                   A-4               127,563.70              0.00
                                   A-5               107,484.28              0.00
                                     B                94,500.00              0.00
                                   M-1               136,312.50              0.00
                                   M-2               118,670.83              0.00



                                                  Applied Realized     Unpaid Realized     Interest Shortfall
                                                    Loss Amount          Loss Amount       Carryforward Amount

                                     A                 0.000%               0.000%              0.00
                                     B                 0.000%               0.000%              0.00
                                     M                 0.000%               0.000%              0.00



==================================================================================================================================


FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
STRUCTURED FINANCE TRUST SERVICES                                 VICE PRESIDENT
401 SOUTH TRYON STREET, 12TH FLOOR                           PHONE: 704-383-9568
CHARLOTTE, NORTH CAROLINA  28288-1179                          FAX: 704-383-6039

           THE MONEY STORE RESIDENTIAL LOAN NOTES         Record Date:  07/31/00
                        SERIES 1998-I               Determination Date: 08/10/00
              STATEMENT TO CERTIFICATEHOLDER         Distribution Date: 08/15/00

[FIRST UNION LOGO]

==================================================================================================================================


                         SCHEDULE OF REMITTANCE
                         ----------------------
   Aggregate Amount Received                         3,310,862.76      FEES
                                                                       ----
   Monthly Advance (incl. Comp Int.)                    12,640.82      Contingency Fee                           24,444.03
   Capitalized Interest Account Transfer                     0.00      Expense Account                            3,697.11
   Pre-funding Account Transfer                              0.00      FHA Premium Amount                         3,820.13
   Amount Withdrawn from the Certificate Account             0.00      Servicer Fee                              24,444.04
   (Unreimbursed Monthly Advance)                            0.00
   (Servicer Fee)                                      (24,444.04)
   (Contingency Fee)                                   (24,444.03)     PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES
   (Late Charges)                                      (29,521.48)        05/31/2000           06/30/2000            07/31/2000
   (Escrow)                                            (14,183.71)        ----------           ----------            ----------
                                                   ---------------          13.837%              13.836%               13.827%
                                                       (79,952.44)

   AVAILABLE REMITTANCE AMOUNT                       3,230,910.32
                                                   ===============



                   ------------------------------------------    -----------------------------------------------------------------
      EXHIBIT O      Outstanding Balance    $ 115,972,617.90        DELINQUENT INFOR.       # LOANS       AMOUNT      PERCENTAGE
                   ------------------------------------------    -----------------------------------------------------------------
                          # Accounts                   5,837     Delinquent 1-29 Days         537      9,147,127.48      7.89%
                   ------------------------------------------    Delinquent 30-59 Days        108      1,945,771.50      1.68%
                                                                 Delinquent 60-89 Days         65      1,185,973.96      1.02%
                                                                 Delinquent 90 and over        62        969,992.08      0.84%
                                                                 Loans in Foreclosure           2         30,011.51      0.03%
                                                                 REO Property                   1        104,569.17      0.09%
                                                                                         -----------------------------------------
                                                                 TOTALS                       775     13,383,445.70     11.54%
                                                                 -----------------------------------------------------------------
==================================================================================================================================


FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
STRUCTURED FINANCE TRUST SERVICES                                 VICE PRESIDENT
401 SOUTH TRYON STREET, 12TH FLOOR                           PHONE: 704-383-9568
CHARLOTTE, NORTH CAROLINA  28288-1179                          FAX: 704-383-6039

           THE MONEY STORE RESIDENTIAL LOAN NOTES         Record Date:  07/31/00
                        SERIES 1998-I               Determination Date: 08/10/00
              STATEMENT TO CERTIFICATEHOLDER         Distribution Date: 08/15/00

[FIRST UNION LOGO]

==================================================================================================================================

                                                   COLLATERAL INFORMATION
                                                   ----------------------

Accelerated Principal Distribution                  649,735.79   Principal Prepayments (Number / Amount)         97   1,395,081.41
Adjusted Mortgage Interest Rate                         12.287   Realized Losses (Current / Cumulative)  549,460.73  17,861,725.36
Aggregate Beginning Principal Balance of Loans  118,398,586.80   Reimbursable Amount                                          0.00
Aggregate Ending Principal Balance of Loans     115,972,617.90   Reserve Amount                                                  *
Amt. Reimb. to Servicer/Cert. Insurer from                       Specified Subordinated Amount                       10,800,000.01
  FHA Acct.                                           3,820.13   Spread Amount                                        7,623,405.45
Available Maximum Suboridination Amount           7,604,173.00   WAC                                                       13.827%
Compensating Interest                                   168.55   WAM                                                       195.127
Curtailments                                         64,415.48   Weighted Average Adjusted Mortgage Loan Remittance Rate
Excess and Monthly Payments                         358,751.11     for class  AF-1, AF-2, AF-3, AF-4, AF-5, B, M-1 & M-2     7.194
FHA Claims Filed                                          0.00
FHA Claims Paid                                      60,310.57   TRIGGER EVENT CALCULATION
FHA Claims Pending                                  152,477.16   -------------------------
FHA Payments Denied                                       0.00   1. (i)  Exceeds 50% of (ii)                 NO
FHA and Related Payments Received                    60,310.57      (i)  Sixty-day Delinquency Ratio                         1.98%
GP Remittance Amount Payable                              0.00      (ii) Senior Enhancement Percentage                      54.00%
Interest Received                                 1,351,162.22
Payments and Reimbursments to the Servicers                      2. Both(a) and (b) occur                    NO
 pursuant to:                                                       (a) Either (x) or (y) occur                                 NO
   section 4.04 (b)                                       0.00      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio does
   section 4.04 (c)                                       0.00            exceed 9% or                                       2.03%
   section 4.04 (d)ii                                     0.00      (y) The Cumulative Realized Losses exceeds
   section 4.04 (e)                                       0.00            $28,200,000                                17,861,725.36
   section 4.04 (f)I                                 48,888.07      and (b) either (x) or (y)                                  YES
                                                                    (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio
                                                                          exceeds 15% or                                     2.03%
                                                                    (y) The Cumulative Realized Losses exceed
                                                                          $9,400,000                                 17,861,725.36

                                                                 IF 1) OR 2) IS "YES" THEN TRIGGER EVENT
                                                                   IS IN EFFECT                              NO

==================================================================================================================================

* = Left blank because the Servicer is reviewing the numbers based on questions the Servicer has raised concerning the numbers previously reported. Servicer is researching the issue and will report the results of such research. If you have questions on this you may call Linda Blanchfield at (215) 973-3328.


FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
STRUCTURED FINANCE TRUST SERVICES                                 VICE PRESIDENT
401 SOUTH TRYON STREET, 12TH FLOOR                           PHONE: 704-383-9568
CHARLOTTE, NORTH CAROLINA  28288-1179                          FAX: 704-383-6039